Exhibit 99.2
SUPERVALU INC. and Subsidiaries
UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENT
(In millions, except per share data)

Overview
On December 8, 2017, SUPERVALU INC. (“Supervalu”) completed the acquisition of Associated Grocers of Florida, Inc. (“AG Florida”), pursuant to the terms of the previously announced Agreement and Plan of Merger dated October 17, 2017 (the “AG Florida Merger Agreement”), by and among Supervalu, Gator Merger Sub Inc., a then wholly owned subsidiary of Supervalu (“AG Merger Sub”), and AG Florida. Prior to the transaction, AG Florida was a cooperative owned by its retailer members. AG Florida distributes full lines of grocery and general merchandise to independent retailers, primarily in South Florida, the Caribbean, Central and South America, and Asia. Effective as of the closing of the transaction, AG Merger Sub merged with and into AG Florida with AG Florida surviving as a wholly owned subsidiary of Supervalu. The transaction was valued at $193, comprised of $131 in cash for 100 percent of the outstanding stock of AG Florida plus the assumption and payoff of AG Florida’s net debt of $62 at closing.
On June 23, 2017, Supervalu completed the acquisition of Unified Grocers, Inc. (“Unified”), pursuant to the terms of the previously announced Agreement and Plan of Merger dated April 10, 2017 (the “Unified Merger Agreement”) by and among Supervalu, West Acquisition Corporation, a then wholly owned subsidiary of Supervalu at the time (“Unified Merger Sub”), and Unified. Prior to the transaction, Unified was a cooperative owned by its retailer members. Effective as of the closing of the transaction, Unified Merger Sub merged with and into Unified with Unified surviving as a wholly owned subsidiary of Supervalu. The transaction was valued at $390, comprised of $114 in cash for 100 percent of the outstanding stock of Unified plus the assumption and payoff of Unified’s net debt of $276 at closing.
In preparing this Unaudited Pro Forma Condensed Combined Financial Statement to illustrate the pro forma effect of the combination of Supervalu, Unified and AG Florida, Supervalu was required to include certain disclosures related to the pro forma effect of the combination of Supervalu, Unified and AG Florida because Unified’s and AG Florida’s results of operations for certain historical periods were not included in Supervalu’s results of operations. The financial positions of Unified and AG Florida were included in Supervalu’s Consolidated Balance Sheet as of February 24, 2018 contained in Supervalu’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission (“SEC”) on April 24, 2018.
The Unaudited Pro Forma Condensed Combined Financial Statement was prepared using the acquisition method of accounting, with Supervalu being the acquiring entity, and reflects estimates and assumptions deemed appropriate by Supervalu to give effect to the acquisitions as of the dates indicated below. The purchase price allocation for each of AG Florida and Unified used in the Unaudited Pro Forma Condensed Combined Financial Statement is based upon preliminary estimates. The preliminary estimated fair values of certain assets and liabilities have been determined by Supervalu with the assistance of third-party valuation firms. Supervalu’s estimates and assumptions are subject to change during the measurement period (up to one year from the applicable acquisition date), as Supervalu finalizes the valuations of certain tangible and intangible assets acquired and liabilities assumed in connection with the acquisitions. The impact of finalizing the purchase price allocation for the Unified and AG Florida acquisitions are expected to be immaterial to the Unaudited Pro Forma Condensed Combined Financial Statement.
The Unaudited Pro Forma Condensed Combined Financial Statement, prepared in accordance with Article 11 of Regulation S-X, has been derived from the historical consolidated financial statements of AG Florida, Unified and Supervalu, after giving effect to transactions directly related to the AG Florida Merger Agreement and the Unified Merger Agreement and related transactions, including:

•
the acquisition and transfer of the assets (including the equity interests of certain subsidiaries) and liabilities of the Unified business to Supervalu, including the associated historical presentation of Unified’s results of operations;

•
the acquisition and transfer of the assets (including the equity interests of certain subsidiaries) and liabilities of the AG Florida business to Supervalu, including the associated historical presentation of AG Florida’s results of operations;

•
the net cash used in the acquisition of Unified, including adjustments to (i) repay indebtedness attributable to Unified through Supervalu-issued borrowings, (ii) purchase Class A, B and E shares of Unified’s member-owners, (iii) pay transaction costs and Unified employee costs pursuant to the Unified Merger Agreement, (iv) fund benefit plans and (v) reflect the change in ownership of Unified from a cooperative entity;

•
the net cash used in the acquisition of AG Florida, including adjustments to (i) purchase Class A, B, C and D shares of AG Florida’s member-owners, (ii) repay indebtedness attributable to AG Florida through Supervalu-issued borrowings, (iii) pay AG Florida change-in-control agreements, payments of patronage amounts to members, former member retired stock obligations, and transaction costs;

•	the change in ownership of AG Florida from a cooperative entity to an entity owned by a corporation; and

•	the recognition of the income tax effects of the acquisitions and related transactions.
The Unaudited Pro Forma Condensed Combined Financial Statement is derived from and should be read in conjunction with:

•
Supervalu’s historical audited Consolidated Financial Statements and accompanying Notes to Consolidated Financial Statements contained in Supervalu’s Annual Report on Form 10-K for the year ended February 24, 2018, filed with the SEC on April 24, 2018;

•
AG Florida’s historical unaudited consolidated condensed financial statements and the accompanying notes to the consolidated condensed financial statements for the first quarter ended November 18, 2017, contained in Exhibit 99.1 to the Current Report on Form 8-K to which this Exhibit 99.2 is filed;

•
AG Florida’s historical audited consolidated financial statements and the accompanying notes to the consolidated financial statements for the fiscal year ended July 29, 2017, contained in Exhibit 99.1 to the Current Report on Form 8-K/A filed with the SEC on February 23, 2018;

•
Unified’s historical audited consolidated financial statements and the accompanying notes to the consolidated financial statements for the fiscal year ended October 1, 2016, contained in Exhibit 99.2 to the Current Report on Form 8-K/A filed with the SEC on September 8, 2017;

•
Unified’s historical unaudited consolidated condensed financial statements and accompanying notes to consolidated condensed financial statements contained in Unified’s Quarterly Report on Form 10-Q for the first quarter ended December 31, 2016, filed by Unified with the SEC on February 14, 2017;

•
Supervalu’s unaudited pro forma condensed combined financial statements, which include the unaudited pro forma condensed combined balance sheet as of September 9, 2017, and the unaudited pro forma condensed combined statement of operations for the 28 weeks ended September 9, 2017 and for the fiscal year ended February 25, 2017, and the notes to such unaudited pro forma condensed combined financial statements, all giving effect to the acquisition of AG Florida contained in Exhibit 99.2 to the Current Report on Form 8-K/A filed with the SEC on February 23, 2018; and

•
Supervalu’s unaudited pro forma condensed combined financial statements, which include the unaudited pro forma condensed combined balance sheet as of February 25, 2017, and the unaudited pro forma condensed combined statements of operations for the fiscal year ended February 25, 2017, and the notes to such unaudited pro forma condensed combined financial statements, all giving effect to the acquisition of Unified contained in Exhibit 99.3 to the Current Report on Form 8-K filed with the SEC on September 8, 2017.

The Unaudited Pro Forma Condensed Combined Financial Statement does not reflect the realization of any expected cost savings or other synergies from the acquisitions of Unified or AG Florida other than certain Unified cost savings realized since the acquisition dates of Unified and AG Florida that are already included in Supervalu’s results of operations.

SUPERVALU INC. and Subsidiaries
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
For the Year (52 Weeks) Ended February 24, 2018
(In millions, except per share data)

	Historical			Pro Forma
	Supervalu	Unified 2(a)	AG Florida 2(b)	Adjustments	Note	Combined
Net sales	$14,157	$1,211	$594	$(70)	2(c)	$15,892
Cost of sales	12,706	1,173	568	(65)	2(d)	14,382
Gross profit	1,451	38	26	(5)		1,510
Selling and administrative expenses	1,258	47	16	(13)	2(e)	1,308
Operating earnings	193	(9)	10	8		202
Interest expense, net	132	4	2	4	2(f)	142
Equity in earnings of unconsolidated affiliates	(16)	—	—	—		(16)
Earnings (loss) from continuing operations before income taxes	77	(13)	8	4		76
Income tax provision (benefit)	28	—	3	(3)	2(g)	28
Net earnings (loss) from continuing operations	$49	$(13)	$5	$7		$48

Net earnings from continuing operations per share attributable to SUPERVALU INC.:
Basic	$1.25					$1.24
Diluted	$1.25					$1.24

Weighted average number of shares outstanding:
Basic	38					38
Diluted	38					38

See accompanying Notes to Unaudited Pro Forma Condensed Combined Financial Statement.

SUPERVALU INC. and Subsidiaries
NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENT
 (In millions, except per share data)
Note 1 – Basis of Presentation
The Unaudited Pro Forma Condensed Combined Financial Statement was derived from the historical audited consolidated financial statements and unaudited condensed consolidated financial statements of Supervalu, AG Florida and Unified, and reflect Supervalu’s historical Condensed Consolidated Statements of Operations and Consolidated Statements of Operations recast as if the acquisitions of Unified and AG Florida occurred on February 26, 2017 (the first day of fiscal 2018).
The pro forma adjustments are based upon available information and assumptions that (i) management believes are reasonable, (ii) reflect the expected impact of events directly attributable to the acquisitions, (iii) are factually supportable, and (iv) in the case of the Unaudited Pro Forma Condensed Combined Statements of Operations, are expected to have a continuing impact on the operations of Supervalu. The adjustments presented in the Unaudited Pro Forma Condensed Combined Financial Statement have been identified and presented to provide relevant information necessary for an understanding of Supervalu upon consummation of the acquisitions.
The Unaudited Pro Forma Condensed Combined Financial Statement is presented for informational purposes only, are subject to a number of uncertainties and assumptions, and do not purport to represent what Supervalu’s actual results of operations or financial position would have been had the acquisitions occurred on the dates indicated. This financial statement is not necessarily indicative of the future results of operations or financial condition of Supervalu as of any future date or for any future period. In addition, the preparation of this financial statement required management to make estimates and assumptions that affect the reported amounts of assets, liabilities and expenses for the reporting periods presented. Actual results could differ from those estimates.
The assumptions underlying the pro forma adjustments are described in the accompanying notes, which should be read in conjunction with the Unaudited Pro Forma Condensed Combined Financial Statement.
Note 2 – Notes to Unaudited Pro Forma Condensed Combined Statement of Operations

The following pro forma adjustments were included in the Unaudited Pro Forma Condensed Combined Statement of Operations:

(a)
The results of operations of Unified as they appear in this column have been adjusted to conform to Supervalu’s consolidated financial statement presentation. These adjustments primarily include the following:

•
The “Unified” column reflects the results of operations attributable to Unified for the 17 week period prior to the acquisition date of June 23, 2017. The results of operations of Unified for the 35 week period ended February 24, 2018 are included in the “Supervalu” column.

•
The presentation of logistics expense, including employee-related costs, depreciation expense, warehouse costs, and transportation and other costs directly related to costs of selling activities within Cost of sales. These logistics expenses were previously presented in Distribution, selling and administrative expenses within Unified’s historical financial statements.

(b)
The results of operations of AG Florida as they appear in this column have been adjusted to conform to Supervalu’s consolidated financial statement presentation. These adjustments primarily include the following:

•
The “AG Florida” column reflects the results of operations attributable to AG Florida for a 41 week period prior to the acquisition date of December 8, 2017. The results of operations of AG Florida for the 11 weeks period ended February 24, 2018 are included in the “Supervalu” column.

•
The presentation of logistics expense, including employee-related costs, depreciation expense, warehouse costs, and transportation and other costs directly related to costs of selling activities within Cost of sales. These logistics expenses were previously presented in Operating and administrative expenses within AG Florida’s historical financial statements.

(c)
This adjustment reflects classification changes to conform Unified’s and AG Florida’s revenue presentation with Supervalu’s similar transactions for principal versus agent revenue considerations. Since the acquisition dates of Unified and AG Florida, Supervalu has conformed their revenue presentation to its accounting practices.

(d)
This adjustment reflects estimated depreciation expense for Unified’s and AG Florida’s property, plant and equipment using the estimated fair value and weighted average useful life, the elimination of patronage earnings from cooperative-based vendors and revenue presentation conforming adjustments discussed in Note 2(c) above.

	February 24, 2018 (52 Weeks)
	Unified	AG Florida	Total
Elimination of historical depreciation expense	$(3)	$(2)	$(5)
Elimination of patronage earnings from cooperative vendors	2	1	3
Adjustment to conform revenue presentation (see Note 3(c))	12	(82)	(70)
Estimated Supervalu depreciation expense based on the assigned fair value and estimated useful lives of the acquired property, plant and equipment	4	3	7
Total Cost of sales adjustment	$15	$(80)	$(65)

(e)	This adjustment reflects Selling and administrative expenses attributable to the preliminary purchase accounting, transaction costs and other items.

	February 24, 2018 (52 Weeks)
	Unified	AG Florida	Total
Elimination of historical depreciation and amortization expense	$(2)	$(1)	$(3)
Elimination of historical transaction costs(1)	(13)	—	(13)
Elimination of historical patronage expense to cooperative members	—	(3)	(3)
Estimated Supervalu depreciation and amortization expense based on the assigned fair values and estimated useful lives of the acquired property, plant and equipment and intangibles	3	3	6
Total Selling and administrative expenses adjustment	$(12)	$(1)	$(13)

(1)
This adjustment reflects the removal of transaction costs from the historical transactions costs prior to the acquisition that were included in the “Unified” column (see Note 2(a)). No adjustments have been made for direct and indirect non-recurring merger and integration costs that were incurred subsequent to the respective acquisition dates of Unified or AG Florida of $32 and $5, respectively.

(f)
This adjustment reflects the reduction of interest expense associated with the debt prepayments, partially offset by increases in interest expense associated with new debt borrowings. Pursuant to the terms of Unified’s debt and the Unified Merger Agreement, Unified’s debt was repaid, which was financed by Supervalu with additional borrowings under Supervalu’s secured term loan facility for the purpose of consummating the acquisition of Unified. Pursuant to the terms of AG Florida’s debt and the AG Florida Merger Agreement, AG Florida’s debt was repaid, which was financed by Supervalu with additional borrowings under Supervalu’s asset-based revolving credit facility for the purposes of consummating the acquisition of AG Florida.

	February 24, 2018 (52 Weeks)
	Unified	AG Florida	Total
Elimination of interest expense and amortization of debt issuance costs	$(3)	$(2)	$(5)
Recognition of interest on the $315 of additional borrowings under Supervalu’s secured term loan facility at the rate of LIBOR plus 3.50 percent with a floor on LIBOR set at 1.00 percent(1)	4	—	4
Recognition of interest on the $216 of additional borrowings under Supervalu’s asset-based revolving credit facility at the rate of LIBOR plus 1.25 percent(2)	—	5	5
Total Interest expense, net adjustment	$1	$3	$4

(1)
The previously calculated combined interest rate of 4.50 percent was used in the calculation of interest expense. Applying the historical interest rate or a 1/8 point increase in the LIBOR interest rate would not have had an impact on Earnings from continuing operations before income taxes due to the LIBOR floor of 1.00 percent.

(2)
The previously calculated combined interest rate of 2.66 percent was used in the calculation of interest expense. Applying the historical interest rate or a 1/8 point increase in the LIBOR interest rate would not have had an impact on Earnings from continuing operations before income taxes due to the LIBOR floor of 1.00 percent.

(g)
This adjustment reflects the tax effect of the pro forma adjustments using the blended federal and state statutory tax rates of the applicable jurisdictions during each period presented along with the removal of the current period impact of valuation allowances and other patronage-related tax items not applicable to the combined company. The effective tax rate of the combined company could be different than the historical Supervalu, Unified and AG Florida effective tax rate depending on various factors including post-acquisition activities and the geographic mix of earnings. For the 52 weeks ended February 24, 2018, the tax effect resulting from the combination of Unified and AG Florida is an income tax benefit of $2 and $1, respectively. The results of Unified and AG Florida post acquisition reflect the appropriate effective tax rate resulting from the 2017 Tax Cuts and Jobs Act. No adjustments were made to the historical results of operations of Unified or AG Florida as the periods are prior to the tax change.